united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/22

Item 1. Reports to Stockholders.

PSI STRATEGIC GROWTH FUND

ANNUAL REPORT

June 30, 2022

1-888-9-BUYPSI

(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

We are pleased to present the annual report for the Portfolio Strategies, Inc. (PSI) Mutual Fund for the fiscal year ended June 30, 2022.

Our goal is to help investors with investments that may lower their portfolio’s correlation to the overall markets and provide the opportunity for gains. To that end, we manage the PSI Strategic Growth Fund that attempts to achieve that goal.

Here is a brief overview of the Fund:

Strategic Growth Fund: FXSAX

Investment Strategy

The Strategic Growth Fund seeks to provide growth using mainly equity investments. The Fund primarily seeks long-term capital appreciation and secondarily, capital preservation. When markets reach extreme levels of volatility, the Fund can use cash as an asset class to reduce that volatility.

September 2021 brought a shift in the market’s headwinds. After the S&P 500 made 54 new all- time highs in during the year, the second most ever, the index experienced its first 5% drop of the year on October 1 from its last closing record on September 2. Approximately half of the S&P 500 index constituents were off by at least 10% from their respective 52-week high during the month.

While a 5% pullback is perfectly healthy after seven straight months of gains, it was still the S&P 500’s worst monthly drawdown since March of 2020 when the pandemic first hit. While the uncertainty this produced was nowhere near what we experienced back then, investor anxiety was bubbling to the surface. From concerns over higher inflation being not so transitory to fears over how China’s indebted property sector might impact global markets, the economic recovery narrative was starting to lose some of its gleam. Moves in the bond market also caught investors by surprise. After trading in a narrow range for much of the third quarter of 2021, the yield on the 10-year U.S. Treasury note had its biggest advance since June of 2020, reaching 1.52% on September 28. As a result, we saw a rotation out of interest-rate sensitive technology stocks, with the Nasdaq 100 finishing the month down 5.73%.

Although the Tactical Growth Fund was able to outperform the S&P 500 in July, we missed some market upside in August after moving to cash upon witnessing a severe deterioration in technical indicators. As the market continued to make new highs, most of our technical indicators were non -confirming: the breadth was weak, new lows were rising, and our oscillators were diverging from market indices. Some of these factors triggered an algorithmic sell signal on August 18, which led us to move 100% into cash, until we had a new algorithmic buy signal on August 26. During this time, the market was buoyed by a dovish stance on rates and inflation taken in a speech made by Federal Reserve Chairman, Jerome Powell, at the annual symposium held in Jackson Hole. Unfortunately, the Fund missed the last real market upside of the quarter, returning -3.28% for the third quarter of 2021.

The Strategic Growth Fund was up 7.96% year-to-date as of September 30, 2021. (The BarclayHedge Equity Long/Short Index returned 10.16% year-to-date for the same period.)

Two thousand twenty-one was another extraordinary year for the S&P 500. The index notched 70 new all-time highs, becoming the fastest bull market to double off its lows in history. This capped off an even more extraordinary streak for the market, which delivered positive returns eleven out of the last thirteen years. Largely, we had a generous fiscal and monetary policy to thank

1914-NLD-08/08/2022

for this turnaround from the pandemic’s onset, but as they say—“no good deed ever goes unpunished.”

For starters, Americans felt rotten about the economy, despite record growth and robust job creation, which in the pre-pandemic world would have been celebrated. The University of Michigan’s Index of Consumer Sentiment dropped to its lowest end-of-year rating since 2008: 70.6. The only difference? During 2021, the S&P 500 was up over 28%, whereas in 2008, the market closed down 37%. (That’s a big difference).

Much of this disconnect can be blamed on 2021’s biggest economic story: the rise of inflation. Once considered transitory, that term has been retired in the face of rising demand, (thanks, again, to that good deed of fiscal and monetary policy), and a near-crippled global supply chain. November’s consumer prices hit their highest level in 39 years, with a gain of 6.7% year-over-year.

The Fed, who had prioritized their goal of maximum employment over stable prices, took note, as we discovered from their December meeting minutes. Officials discussed lifting short-term rates “sooner or at a faster pace than participants had earlier anticipated,” but perhaps more importantly, potentially shrinking its nearly $ 9 trillion balance sheet shortly after. Never before had the Fed been so involved in propping up the market, as its bond-buying program stimulated the economy by holding down long-term interest rates, and encouraged businesses and consumers to spend. The program also encouraged investment, especially in debt-heavy growth and technology stocks. As the Fed prepared to withdraw this liquidity while simultaneously raising heights, it’s hard to imagine the market not taking a hit.

Marty Zweig once warned us “don’t fight the fed,” but also beware of “three steps and a stumble.” Historically, we’ve seen bear markets begin (or at least some declines) after three rate hikes. With talk of four rate hikes, increased volatility seemed imminent.

As for the Tactical Growth Fund, this expected volatility was actually welcome. Many of the Fund’s signals look to make short-term trades, entering the market on a quick dip and exiting on the subsequent rally. When volatility is low, like during this past year, there are fewer opportunities for the Fund’s strongest signals to trigger. In fact, 2021 only had one 5% pullback all year, well below the historic average, as seen by the table below, compiled by LPL Research & Ned Davis Research.

The Strategic Growth Fund was up 18.55% year-to-date as of December 31, 2021. (The BarclayHedge Equity Long/Short Index returned 10.67% year-to-date for the same period.)

Back in June, 1969, Fed Chair William McChesney Martin, referring to the Fed’s unsuccessful attempt to lower the 6%+ inflation rate, stated: “We’re going to have a good deal of pain and suffering before we can solve these things.” While there are always reasons why “this time may be

1914-NLD-08/08/2022

different,” the preponderance of economic and market factors pointed to nothing good. In fact, we had all the signs of entering a late-stage economic cycle: high inflation, rising wages, decelerating economic growth, and peak profits. After the first quarter of 2022, the S&P 500’s first losing quarter since the pandemic hit, it seemed obvious we were in for a little pain and suffering. The question was whether there would be (and to what degree and what would be the cause) a little unexpected market volatility or a full-scale recession?

Much had been said about the likelihood of a recession: the two-year and ten-year yield curve briefly inverted in late March of 2022, an arcane phenomenon which has historically predicted a recession. Recessions also often occur when both oil prices and long-term interest rates spike. Perhaps most convincing was the relationship between the Fed’s balance sheet and the S&P 500. As David Rosenberg, Merrill Lynch’s former interest rate expert wrote, since quantitative easing became a policy tool 14 years ago, there has been a 91% correlation between the two. As the Fed pledged to begin unwinding its balance sheet by $95 billion a month, the effort was equivalent to a 170-basis point increase in interest rates this year. While we have tended to applaud the Fed’s skill in navigating uncertainty during the pandemic, with so many variables influx, including the war in Ukraine, it’s hard to imagine the Fed successfully engineering a soft landing this time.

The one glimmer of hope in this otherwise gloomy set of circumstances was the job market. Recessions, practically by definition, involve job losses and unemployment. Instead, we saw the jobless rate falling to 3.6% in March, with the economy regaining 93% of the jobs lost since the pandemic. And while the labor participation rate is increasing—another promising sign— employers are still having to fiercely compete to hire and retain workers. It’s hard to imagine a full 180 degree turn in employer behavior—from desperately hiring to furiously firing—their workers.

The Strategic Growth Fund returned -9.60% year-to-date as of March 31, 2022. (The BarclayHedge Equity Long/Short Index returned -0.9330% year-to-date for the same period.)

The first half of the year was lousy for the market. While Strategic Growth has been incredibly bearish overall—with signals all giving a sell by mid -February—we’ve still had a losing streak of trades. We haven’t, however, exceeded the market’s loss, despite our use of 50% leverage. Much of this is due to the algorithm, which powers the Fund, being on a solid sell since late April. Regardless, we aren’t feeling that celebratory, to be honest. But we have been spending lots of time examining the system and understanding how we might improve in the second half of the 2022.

On one hand, the algorithm is based entirely on probabilities. To create the algorithm, we tested different permutations of our 30+ trading systems, to find the combinations which had the highest probability of producing a winning trade, while having minimal downside risk. To give you a general (and overly simplified) idea of what we look for, we wanted the combo to have at least 65% winners, and a maximum drawdown of less than -8%. If we determined a signal had a trade with a higher maximum drawdown, we then examined the period in which it happened to see if it was an anomaly. For example, one combination we recently analyzed had a maximum drawdown of about 12%. However, the drawdown overlapped with September 11—not exactly a normal period—as the market was closed for a week after the 9/11 attack and opened down hard. In a case such as this, we might make an exception and include the combination in the algorithm.

All of this is to say, we are keenly aware that not all trades are going to be winners, and that there will be some degradation in actual performance versus back-tests. This is because back-tests involve some degree of curve-fitting to squeeze out the best performance. In real life, the market cannot be expected to replicate the perfect optimized patterns of the past. This means, of course, the rest are losers. Losers happen and are just the price of entry.

When the algorithm first started, it had eight systems which combined into a few buy signals. The systems, having been incepted during a bear market, were fairly conservative. Over time, as

1914-NLD-08/08/2022

we entered into bull markets, we added trading systems and new combinations that helped us capture more of the upside we were missing out on. As part of this testing, we always looked at how these new combos performed in bear markets before adding them to the algorithm; but sometimes, the combos may not have had as robust a history during previous downtrends. These newer combinations, which have outstanding results in the most recent two bull markets, got us into trouble in the second quarter of 2022. The takeaway: rather than always execute when the algorithm tells us “go,” we are taking a second look at the combinations history, and making sure there is a strong sample size of acceptable trades during downtrends that have had acceptable performance in recent history since the combo was first added.

A lot of what is required now, annoyingly, is patience. That said, we think it would be naive to assume that the bottom of the market is here. Rather, our outlook remains bearish, as the price trend is firmly on the downtrend. Breadth remains crummy, which is to be expected after seeing so many industrials—energy and commodities—getting crushed. Stocks reaching new three-month highs versus those making new three-month lows is about 22 to 215. Zooming in on stocks making new lows, it’s hard to find any signs of basing.

Taking a step way out, we believe we are undergoing a broad regime change in the market structure, as many of the forces that have powered the past decade unwind. The last forty years have been a big secular cycle of lower and lower interest rates and declining inflation, powered by globalization, loose monetary policy, and easy money. Probably the one systemic change that is here to stay, is the rise of the retail investor. Flush with stimulus money and time, retail investors’ share of total equities trading volume approached 25% in 2021, up from 15% in 2020, according to Bloomberg Intelligence. And, looking at the (absurd) chart below, much of the money got into the market late, in 2021.

While hedge funds and institutional investors have been gathering cash, retail continues to flow into the market. And this is despite terrible sentiment. Here’s another thing you don’t usually see at market bottoms: heavily invested bears, while liquidity is collapsing.

During a typical bear market, we see about 40-50% of recent inflows flushed out of the market. As you can see from the chart below, this process has barely begun. Once the retail investor gets shook, we have a far way to fall.

1914-NLD-08/08/2022

When we’ve hit capitulation, we believe we will know. There are several factors we look for at a selling climax, but at the very least, we subscribe to Paul Desmond’s indicators described in his award -winning paper Identifying Bear Market Bottoms and New Bull Markets. The major finding of the paper is that “panic selling (one or more 90% Downside Days) and panic buying (a 90% Upside Day, or on a rare occasion, two back-to-back 80% Upside Days) produce very powerful probabilities that a major trend reversal has begun.” His theory, though, is not without nuance. If a 90% upside day is quickly followed by a 90% downside day, the signal is canceled. In fact, Desmond finds that “market declines containing two or more 90% Downside Days often generate a series of additional downside days, often spread apart by as much as 30 trading days.” This more ominous trend is where we now find ourselves.

Earnings, potentially, could be the trigger for capitulation selling. As of now, analysts are still predicting double-digit earnings growth for much of the year. For example, analysts are most bullish on the consumer discretionary sector, projecting a 27% year-over-year rise in earnings across the third quarter of 2022. This is despite inflation eroding purchasing power, the cost of credit rising, poor sentiment, and the sector falling 12% in the first quarter. Nike, a harbinger for the sector, fell 10% overnight after beating its earnings estimates, but showing a sales slow-down in North America and China. We expect more action like this—lots of missed earnings, with terrible forward guidance. With the dollar continuing to rapidly rise, reaching almost parity with the Euro, multinational companies may be especially exposed. With almost 50% of their sales coming from overseas, this will increase costs to overseas customers and reduce the American international companies’ sales and profit margins.

Strategic Growth returned -15.70% for the 1-year period ended June 30, 2022, and -20.63% for the six months ended June 30, 2022. (The BarclayHedge Equity Long/Short Index returned -1.14% for the 1-year period ended June 30, 2022, and returned -2.70% over the six months ended June 30, 2022.)

We continue to have confidence that over-exposure to mutual funds such as ours may help to preserve capital during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

Thank you for your continued confidence and support.

1914-NLD-08/08/2022

Sincerely,

David Jajewski

President

DISCLAIMER AND DEFINITIONS:

Economic conditions remain highly uncertain and there is no guarantee that the Funds will achieve their investment objectives or avoid losses.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

BarclayHedge Equity Long/Short Index: The BarclayHedge Equity Long/Short Index represents funds involving equity-oriented strategies that invest in both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results.

1914-NLD-08/08/2022

PSI Strategic Growth Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, compared to its benchmarks:

	One Year	Five Year	Ten Year
PSI Strategic Growth Fund - Class A	(15.70)%	4.75%	3.78%
PSI Strategic Growth Fund - Class A with load	(20.58)%	3.52%	3.16%
S&P 500 Total Return Index **	(10.62)%	11.31%	12.96%
BarclayHedge Equity Long/Short Index ***	(1.14)%	4.96%	5.36%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2021 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.96%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The BarclayHedge Equity Long/Short Index is an index of hedge funds which use a directional strategy that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index.

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI Strategic Growth Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

June 30, 2022

Portfolio Composition as of June 30, 2022:

% of Net Assets
Exchange Traded Funds
Equity	28.8%
Fixed Income	35.9%
Other Assets Less Liabilities, Net	35.3%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

PSI STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 64.7%
	EQUITY - 28.8%
8,007	iShares Core S&P 500 ETF	$3,035,854
184,100	ProShares Short S&P500(a)	3,037,650
		6,073,504
	FIXED INCOME - 35.9%
51,335	Invesco Ultra Short Duration ETF	2,543,649
25,578	PIMCO Enhanced Short Maturity Active ETF	2,535,036
27,216	SPDR Bloomberg 1-3 Month T-Bill ETF	2,489,992
		7,568,677

	TOTAL EXCHANGE-TRADED FUNDS (Cost $13,629,582)	13,642,181

	TOTAL INVESTMENTS - 64.7% (Cost $13,629,582)	$13,642,181
	OTHER ASSETS IN EXCESS OF LIABILITIES- 35.3%	7,419,449
	NET ASSETS - 100.0%	$21,061,630

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

See accompanying notes to financial statements.

PSI STRATEGIC GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2022

ASSETS
Investment securities:
At cost	$13,629,582
At value	$13,642,181
Cash and Cash Equivalents	6,947,286
Receivable for securities sold	2,107,364
Receivable for Fund shares sold	1,003
Prepaid expenses and other assets	8,755
TOTAL ASSETS	22,706,589

LIABILITIES
Payable for securities purchased	1,533,976
Payable for Fund shares redeemed	28,965
Investment advisory fees payable	16,300
Payable to related parties	30,184
Distribution (12b-1) fees payable	13,725
Accrued expenses and other liabilities	21,809
TOTAL LIABILITIES	1,644,959
NET ASSETS	$21,061,630

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$26,824,310
Accumulated losses	(5,762,680)
NET ASSETS	$21,061,630

Net Asset Value Per Share:
Class A Shares:
Net Assets	$21,061,630
Shares of beneficial interest outstanding	2,380,367
Net asset value (Net assets ÷ Shares outstanding) and redemption price per share	$8.85
Maximum offering price per share (maximum sales charges of 5.75%)	$9.39

See accompanying notes to financial statements.

PSI STRATEGIC GROWTH FUND
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2022

INVESTMENT INCOME
Dividends	$81,696
Interest	137
TOTAL INVESTMENT INCOME	81,833
EXPENSES
Investment advisory fees	241,016
Administrative services fees	62,542
Distribution (12b-1) fees	60,254
Shareholder service fees	36,378
Transfer agent fees	30,609
Accounting services fees	26,763
Registration fees	24,390
Audit fees	18,751
Compliance officer fees	17,715
Trustees’ fees	14,119
Printing expenses	13,875
Legal fees	11,429
Custodian fees	4,759
Other expenses	7,277
TOTAL EXPENSES	569,877
Less: Fees waived/reimbursed by Advisor	(111,919)
NET EXPENSES	457,958
NET INVESTMENT LOSS	(376,125)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions	(3,443,352)
Distributions of realized gains by underlying investment companies	67
(3,443,285)
Net change in unrealized appreciation (depreciation) of:
Investments	(273,624)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,716,909)
NET DECREASE IN NET ASSETS	$(4,093,034)

See accompanying notes to financial statements.

PSI STRATEGIC GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

FROM OPERATIONS
Net investment loss	$(376,125)	$(282,446)
Net realized gain (loss) from security transactions	(3,443,352)	10,763,068
Distributions of realized gains by underlying investment companies	67	3,896
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(273,624)	(1,114,956)
Net increase (decrease) in net operations	(4,093,034)	9,369,562

DISTRIBUTIONS TO SHAREHOLDERS
Return of Capital	(6,710)	—
Distributions paid	(6,715,374)	(1,015,977)
Net decrease in net assets from distributions to shareholders	(6,722,084)	(1,015,977)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	7,502,831	1,489,029
Net asset value of shares issued in reinvestment of distributions	6,713,658	1,015,808
Payments for shares redeemed	(4,653,453)	(7,805,499)
Net increase (decrease) in net assets from shares of beneficial interest	9,563,036	(5,300,662)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,252,082)	3,052,923

NET ASSETS
Beginning of Year	22,313,712	19,260,789
End of Year	$21,061,630	$22,313,712

SHARE ACTIVITY
Class A:
Shares Sold	604,685	119,643
Shares Reinvested	597,300	81,071
Shares Redeemed	(412,905)	(653,808)
Net increase (decrease) in shares of beneficial interest outstanding	789,080	(453,094)

See accompanying notes to financial statements.

PSI STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A

	For the		For the	For the		For the	For the
	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
Class A Shares	June 30, 2022		June 30, 2021	June 30, 2020		June 30, 2019	June 30, 2018

Net asset value, beginning of year	$14.02		$9.42	$10.40		$9.42	$10.49
Activity from investment operations:
Net investment loss (1)	(0.18)		(0.16)	(0.06)		(0.03)	(0.13)
Net realized and unrealized gain (loss) on investments	(1.22)		5.35	(0.31)		1.01	(0.83)
Total from investment operations	(1.40)		5.19	(0.37)		0.98	(0.96)
Paid-in-Capital from redemption fees	—		—	—		—	0.00	(2)
Less distributions from:
Net investment income	—		—	—		—	(0.00	) (2)
Net realized gains	(3.77)		(0.59)	(0.61)		—	(0.11)
Return of capital	(0.00	) (2)	—	(0.00	) (2)	—	—
Total distributions	(3.77)		(0.59)	(0.61)		—	(0.11)
Net asset value, end of year	$8.85		$14.02	$9.42		$10.40	$9.42
Total return (3)	(15.70)%		55.78%	(4.05)%		10.40%	(9.33)%
Net assets, end of year (000’s)	$21,062		$22,314	$19,261		$21,289	$19,164
Ratio of gross expenses to average net assets (4)	2.36%		2.39%	2.32%		2.28%	2.20%
Ratio of net expenses to average net assets (4)	1.90%		1.90%	1.90%		1.90%	1.90%
Ratio of net investment loss to average net assets (4)	(1.56)%		(1.30)%	(0.59)%		(0.35)%	(1.12)%
Portfolio Turnover Rate	4134%		4205%	3662%		5155%	6067%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

PSI STRATEGIC GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2022

1.	ORGANIZATION

The PSI Strategic Growth Fund (“SGF”) (the “Fund”) is a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. SGF is a diversified fund. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation.

The Fund currently offers Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A shares are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase. Prior to June 5, 2018, the Fund was subject to a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“the Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Fund may value securities at their fair value as determined in good faith by a Fair Value committee as described below and in accordance with the Trust’s fair value procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The fair value procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the

PSI STRATEGIC GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the applicable Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the applicable Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed -end investment companies (“underlying fund”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying fund. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. Investments in closed-end investment companies are valued at their last sales price. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

PSI STRATEGIC GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2022 for the Fund’s investments measured at fair value:

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,642,181	$—	$—	$13,642,181
Total	$13,642,181	$—	$—	$13,642,181

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investment for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends that represent long term capital gain distributions from underlying investments are reclassified out of dividend income and presented separately for financial reporting purposes. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds - The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2019 through 2021, or expected to be taken in the Fund’s June 30, 2022 tax returns. The Fund identifies their major tax jurisdictions as U.S. Federal, state of Ohio, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Fund did not incur any interest or penalties.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

PSI STRATEGIC GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. These instruments are classified as cash and cash equivalents. As of June 30, 2022, SGF did not hold any funds in an overnight sweep account with US Bank.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI Strategic Growth Fund	$783,409,182	$787,387,028

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Portfolio Strategies, Inc. serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of SGF.

During the year ended June 30, 2022, the advisory fees accrued for the Fund were as follows:

Fund	Advisory Fees
PSI Strategic Growth Fund	$241,016

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Adviser has contractually agreed, at least until October 31, 2022 to waive a portion of its advisory fees and if necessary, reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), not incurred in the ordinary course of the Fund’s business) do not exceed 1.90% per annum for the SGF.

During the year ended June 30, 2022, the Advisor waived fees for the Fund as follows:

Fund	Waiver
PSI Strategic Growth Fund	$111,919

Any waiver or reimbursement by the Adviser is subject to repayment by a Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board.

PSI STRATEGIC GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2022 will expire on June 30 of the following years:

Fund	June 30, 2023	June 30, 2024	June 30, 2025
PSI Strategic Growth Fund	$86,478	$105,746	$111,919

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A shares. The Plan provides that a monthly service fee is calculated by SGF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25% of net assets. Pursuant to the Plan, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended June 30, 2022, SGF was charged $60,254 pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended June 30, 2022, the Distributor received $3,750 for SGF in underwriting commissions for sales of Class A shares, of which $600 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of June 30, 2022, National Financial Services LLC. held 43.86% of the voting securities of SGF and Axos Clearing LLC held 41.33% of the voting securities of SGF. The Trust has no knowledge as to whether all or any portion of shares owned of record by National Financial Services LLC and Axos Clearing LLC are also owned beneficially and, therefore, may be deemed to control the applicable Fund.

PSI STRATEGIC GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2022, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Depreciation
PSI Strategic Growth Fund	$14,056,894	$209,587	$(624,300)	$(414,713)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended June 30, 2022 and June 30, 2021 was as follows:

	For the year ended June 30, 2022
	Ordinary	Return of
	Income	Capital	Total
PSI Strategic Growth Fund	$6,715,374	$6,710	$6,722,084

	For the year ended June 30, 2021
	Ordinary
	Income	Total
PSI Strategic Growth Fund	$1,015,977	$1,015,977

As of June 30, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	and	Carry	Appreciation/	Accumulated
	Income	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI Strategic Growth Fund	$—	$(5,347,967)	$—	$(414,713)	$(5,762,680)

The difference between book basis and tax basis undistributed net investment income/(loss), unrealized appreciation (depreciation) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $187,721.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $5,160,246.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

PSI STRATEGIC GROWTH FUND

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

June 30, 2022

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended June 30, 2022 the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PSI Strategic Growth Fund

and Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PSI Strategic Growth Fund (the “Fund”), a series of Northern Lights Fund Trust, as of June 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of cash owned as of June 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 26, 2022

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

PSI STRATEGIC GROWTH FUND

EXPENSE EXAMPLES (Unaudited)

June 30, 2022

As a shareholder of the PSI Strategic Growth Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (loads) on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
Actual	Account Value	Account Value	During Period*	During Period**
	1/1/22	6/30/22	1/1/22 – 6/30/22	1/1/22 – 6/30/22
PSI Strategic Growth Fund	$1,000.00	$793.70	$ 8.45	1.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/22	6/30/22	1/1/22 – 6/30/22	1/1/22 – 6/30/22
PSI Strategic Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

PSI STRATEGIC GROWTH FUND

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2022

Adviser Portfolio Strategies, Inc. – PSI Strategic Growth Fund*

In connection with the regular meeting held on March 23-24, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Portfolio Strategies, Inc. (“PSI” or the “Adviser”) and the Trust, with respect to PSI Strategic Growth Fund (“PSI Strategic” or the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that PSI was founded in 1982, had assets under management of approximately $94 million, and employed a dynamic trend-following model that reduced exposure to equities during high market volatility while remaining fully invested during periods of low market volatility. The Board considered the backgrounds of PSI’s key investment personnel, noting their education and financial industry experience. The Board discussed the Adviser’s investment process, observing that it sourced data from multiple research firms to examine technical trends, market momentum indicators, historical moving averages, historical risk and return characteristics, and economic growth rates to determine position entry and exit points. The Board acknowledged that the Adviser monitored compliance of the Fund’s investment limitations by reviewing all transactions against internal position reports, administrator reports, and custodian statements. The Board reviewed the Adviser’s broker-dealer selection process, noting that the Adviser’s Brokerage Committee evaluated broker-dealers based on quality of execution, research, commission rates, operational factors, and the overall brokerage relationship. The Board noted that the Adviser remained focused on managing volatility through an active management style to avoid large drawdowns. The Board concluded that it expected PSI to continue providing quality services to the Fund.

Performance. The Board observed that the Fund earned a three-star Morningstar category rating. The Board evaluated the performance of the Fund and considered its primary objective of long-term capital appreciation and secondary objective of capital preservation. The Board noted that the Fund outperformed its Morningstar category, peer group, and benchmark over the one-year, three-year, and five-year periods. The Board observed the volatility of the Fund over various periods and acknowledged that the performance of the Fund had improved since PSI adjusted its model in 2019. The Board concluded that it expected PSI to continue providing reasonable returns to the Fund.

Fees and Expenses. The Board evaluated the Fund’s advisory fee of 1.00%, noting that it was equal to the Fund’s peer group median, slightly lower than its peer group average, and lower than its Morningstar category average and median. The Board observed that the Fund’s net expense ratio of 1.90% was higher than its Morningstar category and peer group medians and averages. The Board considered PSI’s explanation for its fees, including the small size of the Fund relative to its peers and the Adviser’s efforts required to execute the strategy. After further discussion, the Board concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Board considered whether economies of scale had been reached with respect to the advisory services provided to the Fund. The Board noted that the Adviser had indicated its willingness to discuss the matter of breakpoints with the Board as the Fund reached a specified asset level. The Board agreed that, in light of the expense limitation agreements, which effectively provides shareholders with some benefits of scale despite lower asset levels, and the Adviser’s willingness to consider breakpoints as the Fund grows, the absence of breakpoints at this time was acceptable.

PSI STRATEGIC GROWTH FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2022

Profitability. The Board reviewed the profitability analysis provided by the Adviser for the Funds. The Board also considered the benefits that could be derived by PSI from its soft dollar arrangements. The Board noted that the Adviser reported a modest profit with respect to PSI Strategic. Based on the information presented, the Board concluded that the Adviser’s profitability with respect to the Fund was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PSI STRATEGIC GROWTH FUND

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000- 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009- 2019); Vice President- Finance, American Accounting Association (2017- 2020); President, Auditing Section of the American Accounting Association (2012- 15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

6/30/22 – NLFT_v1

PSI STRATEGIC GROWTH FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and Assistant Vice President and Staff Attorney (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Ultimus Fund Solutions (since 2020); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014- 2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2022, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-9-BUYPSI.

6/30/22 – NLFT_v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR

Portfolio Strategies, Inc.

621 Pacific Avenue, Suite 15

Tacoma, WA 98402

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark

H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $13,000

2021 - $26,000

2020 - $31,000

2019 - $39,000

2018 - $65,000

2017 - $62,500

2016 - $62,500

2015 - $60,000

2014 - $58,750

(b)	Audit-Related Fees

2022 - None

2021 - None

2020 - None

2019 - None

2018 - None

2017 – None

2016 – None

2015 - None

2014 - None

(c)	Tax Fees

2022 - $2,500

2021 - $5,000

2020 - $5,000

2019 - $7,500

2018 - $12,500

2017 - $12,500

2016 - $12,500

2015 - $12,500

2014 - $12,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

2020 - None

2019 - None

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2022 2021 2020 2019 2018 2017 2016 2015 2014

Audit-Related Fees: 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%

Tax Fees: 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%

All Other Fees: 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $2,500

2021 - $5,000

2020 - $5,000

2019 - $7,500

2018 - $12,500

2017 - $12,500

2016 - $12,500

2015 - $12,500

2014 - $12,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/29/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/29/22

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 8/29/22